BAIRD FUNDS, INC.

Prospectus Supplement
To Prospectus Dated May 1, 2005

Baird LargeCap Fund
Baird MidCap Fund
Baird SmallCap Fund
Effective August 1, 2005, Robinson Bosworth III has decided to resign as a co-manager of the Baird LargeCap Fund. After 34 years of investment experience with Baird Investment Management (“BIM”), a department of Robert W. Baird & Co. Incorporated (the “Advisor”), Mr. Bosworth is taking the next step in the process of transitioning his portfolio management responsibilities in anticipation of his eventual retirement.

Douglas E. Guffy will replace Mr. Bosworth as a co-manager of the Baird LargeCap Fund. Mr. Guffy is a senior research analyst for BIM and a Vice President of the Advisor, having joined BIM in April 2004. Previously, he had been a portfolio manager at American Express Financial Corp. He also served as a Group Director of Research and a research analyst during his nine years at American Express. Before joining American Express Financial Corp., he was an equity analyst for Banc One Investment Advisors in Columbus, Ohio. Mr. Guffy earned his B.A. in Economics and Government from Anderson University and his M.B.A. from Ball State University.

The date of this Prospectus Supplement is August 1, 2005.
Please keep this Prospectus Supplement with your records.